UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2024

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50071	90-0175540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrants Certifying Accountant

(a)	Previous Independent Accountant

On May 22, 2024, Liberty Star Uranium & Metals Corp. (the “Company”) dismissed Turner Stone & Company, LLP (“Turner”), as the Company’s independent registered accounting firm, effective as of the same date. The decision to dismiss the auditor was recommended and approved by the Company’s Board of Directors.

The reports of Turner for the past two fiscal years ended January 31, 2024, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle except with respect to an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of the Company’s dismissal of Turner, there have been no (i) disagreements with Turner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Turner, would have caused them to make reference thereto in their reports on the financial statements for such periods; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended January 31, 2024.

The Company provided Turner with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein, and if not, stating the respect with which it does not agree. A copy of Turner’s letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New Independent Accountant

On May 22, 2024, the Company’s Board of Directors appointed the firm of M&K CPAS, PLLC (“M&K”), as the Company’s independent registered accounting firm for the fiscal year ending January 31, 2025, effective as of the same date.

During the two most recent fiscal years and any subsequent interim period, neither the Company, nor anyone on its behalf, consulted with M&K regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did the entity of M&K, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company’s two most recent fiscal years and subsequent interim period, the Company has not consulted the entity of M&K, on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Turner Stone & Company, LLP regarding change in certifying accountant dated May 23, 2024
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: May 23, 2024	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO